This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investments Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, any securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND
PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MLMT 2005-CKI1               11/15/05

                                                                       ANNEX F

      Date         Principal Balance            Date         Principal Balance
   -----------    -------------------      ------------     -------------------

    12/1/2005        176,000,000.00          8/12/2010        176,000,000.00
    1/12/2006        176,000,000.00          9/12/2010        176,000,000.00
    2/12/2006        176,000,000.00         10/12/2010        176,000,000.00
    3/12/2006        176,000,000.00         11/12/2010        175,913,278.97
    4/12/2006        176,000,000.00         12/12/2010        172,525,226.00
    5/12/2006        176,000,000.00          1/12/2011        169,432,536.73
    6/12/2006        176,000,000.00          2/12/2011        166,325,777.64
    7/12/2006        176,000,000.00          3/12/2011        162,276,753.18
    8/12/2006        176,000,000.00          4/12/2011        159,137,427.77
    9/12/2006        176,000,000.00          5/12/2011        155,675,495.50
   10/12/2006        176,000,000.00          6/12/2011        152,506,133.00
   11/12/2006        176,000,000.00          7/12/2011        149,014,997.52
   12/12/2006        176,000,000.00          8/12/2011        145,815,327.49
    1/12/2007        176,000,000.00          9/12/2011        142,601,099.25
    2/12/2007        176,000,000.00         10/12/2011        139,066,343.52
    3/12/2007        176,000,000.00         11/12/2011        135,821,403.81
    4/12/2007        176,000,000.00         12/12/2011        132,256,789.21
    5/12/2007        176,000,000.00          1/12/2012        128,980,861.51
    6/12/2007        176,000,000.00          2/12/2012        125,690,027.46
    7/12/2007        176,000,000.00          3/12/2012        116,165,326.56
    8/12/2007        176,000,000.00          4/12/2012        112,851,005.30
    9/12/2007        176,000,000.00          5/12/2012        109,220,026.34
   10/12/2007        176,000,000.00          6/12/2012        105,874,093.76
   11/12/2007        176,000,000.00          7/12/2012        102,212,381.01
   12/12/2007        176,000,000.00          8/12/2012         98,550,668.26
    1/12/2008        176,000,000.00          9/12/2012         94,888,955.51
    2/12/2008        176,000,000.00         10/12/2012         91,227,242.76
    3/12/2008        176,000,000.00         11/12/2012         87,565,101.96
    4/12/2008        176,000,000.00         12/12/2012         84,319,797.36
    5/12/2008        176,000,000.00          1/12/2013         81,321,367.33
    6/12/2008        176,000,000.00          2/12/2013         78,309,112.51
    7/12/2008        176,000,000.00          3/12/2013         74,501,573.77
    8/12/2008        176,000,000.00          4/12/2013         71,457,873.48
    9/12/2008        176,000,000.00          5/12/2013         68,140,690.58
   10/12/2008        176,000,000.00          6/12/2013         65,067,660.88
   11/12/2008        176,000,000.00          7/12/2013         61,721,960.90
   12/12/2008        176,000,000.00          8/12/2013         58,619,334.50
    1/12/2009        176,000,000.00          9/12/2013         55,502,401.85
    2/12/2009        176,000,000.00         10/12/2013         52,114,014.82
    3/12/2009        176,000,000.00         11/12/2013         48,967,085.35
    4/12/2009        176,000,000.00         12/12/2013         45,549,532.31
    5/12/2009        176,000,000.00          1/12/2014         42,372,332.64
    6/12/2009        176,000,000.00          2/12/2014         39,180,482.12
    7/12/2009        176,000,000.00          3/12/2014         35,209,930.27
    8/12/2009        176,000,000.00          4/12/2014         31,985,051.14
    9/12/2009        176,000,000.00          5/12/2014         28,491,707.51
   10/12/2009        176,000,000.00          6/12/2014         25,235,847.73
   11/12/2009        176,000,000.00          7/12/2014         21,712,381.49
   12/12/2009        176,000,000.00          8/12/2014         18,425,258.68
    1/12/2010        176,000,000.00          9/12/2014         15,122,977.04
    2/12/2010        176,000,000.00         10/12/2014         11,554,374.58
    3/12/2010        176,000,000.00         11/12/2014          8,220,406.78
    4/12/2010        176,000,000.00         12/12/2014          4,620,995.75
    5/12/2010        176,000,000.00          1/12/2015          1,255,052.98
    6/12/2010        176,000,000.00          2/12/2015                  0.00
    7/12/2010        176,000,000.00

MLMT 05-CKI1

-------------------------------------------------
           TRANCHE INITIAL CPN   COUPON DESC
-------------------------------------------------

A1                      5.0910   Fixed, NWAC Cap
A1D                     3.8200   Fixed
A2                      5.2320   Fixed, NWAC Cap
A3                      5.2437   NWAC - 0.00
A1A                     5.2437   NWAC - 0.00
ASB                     5.2437   NWAC - 0.00
A4                      5.2437   NWAC - 0.00
A4FL                    4.3500   1m LIBOR+spread
A5                      5.2437   NWAC - 0.00
AM                      5.2437   NWAC - 0.00
AJ                      5.2437   NWAC - 0.00
B                       5.2437   NWAC - 0.00
C                       5.2437   NWAC - 0.00
D                       5.2437   NWAC - 0.00
E                       5.2437   NWAC - 0.00
F                       5.2437   NWAC - 0.00
G                       5.2437   NWAC - 0.00
H                       5.2437   NWAC - 0.00
J                       5.0590   Fixed, NWAC Cap
K                       5.0590   Fixed, NWAC Cap
L                       5.0590   Fixed, NWAC Cap
M                       5.0590   Fixed, NWAC Cap
N                       5.0590   Fixed, NWAC Cap
P                       5.0590   Fixed, NWAC Cap
Q                       5.0590   Fixed, NWAC Cap
X                       0.0478   Variable IO